[GRAPHIC OMITTED]              BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA (BMA)
                                                      Variable Life Application

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

Service Center [PO Box 795066, St. Louis, MO 63179-0795  Phone:  (800) 423-9398  Fax: (314) 525-9922
Overnight address with premium:  Service Center, Lockbox #795066, 4019 Chouteau, St. Louis, MO 63110
Overnight address without premium:  Service Center, SW-04, 9735 Landmark Parkway, St. Louis, MO 63127]
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1.   Proposed Insured (Owner unless otherwise specified)


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Name (First, Middle, Last)                Previous Last Name(s) Male    Female

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Address (Street Number, City, State, Zip) Birthdate (M/D/Y)       State of Birth

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Social Security Number                    Driver's License Number

(         )                               (          )
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Home Telephone                            Business Phone         E-Mail Address

Employer/Occupation-Duties
US Citizen   Yes   No            If "No", list citizenship:
                                                           ---------------------
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Best time and number to call Proposed Insured for telephone interview

2.   Proposed Second/Covered Insured - If applicable

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Name (First, Middle, Last)                Previous Last Name(s)   Male    Female

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Address (Street Number, City, State, Zip)  Birthdate (M/D/Y)      State of Birth

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Social Security Number                        Driver's License Number

(         )                            (          )
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Home Telephone                        Business Phone            E-Mail Address

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Employer/Occupation-Duties

US Citizen   Yes   No            If "No", list citizenship:
                                                           ---------------------
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Relationship to Primary Proposed Insured   Best time and number to call Second
                                           Cover/Insured for telephone interview

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Proposed Second/Covered Insured     Relationship of Beneficiary to Proposed
Beneficiary Designation             Second/Covered Insured

3.   Proposed Owner (if different from Proposed Insured)

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Name (First, Middle, Last)      Previous Last Name(s)     Male    Female   Other

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Address (Street Number, City, State, Zip)     Birthdate (M/D/Y)   State of Birth

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Social Security Number/TIN                    Employer/Occupation Duties
(         )                              (          )
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Home Telephone                          Business Phone           E-Mail Address

If Proposed Owner is a Natural Person: US Citizen  Yes  No

      If "No", list citizenship:
                                ----------------------------

If Proposed Owner is not a Natural Person, list state or county of incorporation for formation:
                            ----------------------------------------------------
List date of Trust, if Proposed Owner is a Trust:
                                                 -------------------------------


4a.  Primary Beneficiary Designation

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Name of Primary Beneficiary (First, Middle, Last)     Relationship to Insured

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Social Security Number/TIN               Birthdate (M/D/Y)        State of Birth

US Citizen   Yes   No      If "No", list citizenship:
                                                     ---------------------------
If Primary Beneficiary is not a Natural Person, list state or country of incorporation or formation:
                           -----------------------------------------------------

List date of Trust, if Primary Beneficiary is a Trust:
                                                      --------------------------
4b.  Contingent Beneficiary Designation

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Name of Contingent Beneficiary (First, Middle, Last)   Relationship to Insured

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Social Security Number/TIN              Birthdate (M/D/Y)         State of Birth

US Citizen   Yes   No      If "No", list citizenship:
                                                     ---------------------------

If Contingent Beneficiary is not a Natural Person, list state or country of incorporation or formation:
                           -----------------------------------------------------
List date of Trust, if Contingent Beneficiary is a Trust:
                                                         -----------------------
5.   Initial Premium Payment

Paid with Application  $           Method of Payment:  Notice PAC/EFT List Bill*
                        ---------

Estimated 1035 Exchange Amount  $           1035 Loan Transfer Amount  $
                                 ---------                              --------

*Address for list bill                                  *List Bill Date:
                      -------------------------                         --------

Payment Mode (Check one) Annual Semiannual Quarterly Monthly (Only with PAC/EFT)

Payment:                Premium Quoted $            Premium Received $
          ------------                  ----------                    ----------
6.   Plan of Insurance
  VUL:  Please Complete this Section
   Choose one:  (If not checked,            Additional Benefits:  (May not be
   option will automatically be level.)     available in all states.)

    Level - Death Benefit remains constant Term Insurance Rider - $
    Adjustable - Death Benefit changes    Covered Insured Rider - $
      with the accumulation value.        (Complete section 2 and rest of app.)
                                          Guaranteed Minimum Death Benefit Rider
   Amount of base life                    Waiver of Planned Premium Rider
     insurance coverage $                 Other
                         ------------.

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  VUL-DB:  Please Complete this Section
   Choose one:  (If not checked, option will Additional Benefits:  (May not be
   automatically be level.)                  available in all states.)

     Level - Death Benefit remains constant Term Insurance Rider - $
      Adjustable   - Death Benefit changes  Covered Insured Rider - $
       with the accumulation value.        (Complete section 2 and rest of app.)
                                          Guaranteed Minimum Death Benefit Rider
   Amount of base life                    Waiver of Monthly Deductions Rider
      insurance coverage $                Other
                          -------------.

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  SVUL (Survivorship):  Please Complete this Section
   Choose one:  (If not checked,    Additional Benefits:  (May not be available
   option will automatically be level.)               in all states.)

                                          Survivorship Term Rider - $
  Level - Death Benefit remains constant Guaranteed Minimum Death Benefit Rider Adjustable - Death Benefit changes with Exchange Option Rider
      the accumulation value.             Four Year Term Rider
                                          Other
   Amount of base life insurance
      coverage $
                ----------------.

7a.  Replacement of Other Contracts

Does the Proposed Owner have any existing life insurance
     or annuity contracts?                              Yes    No
Will this proposed contract replace any existing annuity
     or life insurance contract?                        Yes    No

o If "Yes", please complete required replacement form and provide details in the chart below. For "Type" indicate life or annuity.  Also indicate if the existing annuity or life  insurance  contract will be replaced ("R") or used as financing
("F").
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Name of Insured                       Existing Policy Number   Insurance Company                                    Type      R or F
------------------------------------- ------------------------ ---------------------------------------------------- --------- ------

------------------------------------- ------------------------ ---------------------------------------------------- --------- ------
------------------------------------- ------------------------ ---------------------------------------------------- --------- ------

------------------------------------- ------------------------ ---------------------------------------------------- --------- ------
------------------------------------- ------------------------ ---------------------------------------------------- --------- ------

------------------------------------- ------------------------ ---------------------------------------------------- --------- ------
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7b.  Existing Coverage on Proposed Insured

How much total life insurance coverage with all companies is currently in force on the Proposed Insured?

How much life insurance, if any, do you anticipate will remain in force if the proposed coverage is issued?

8. Portfolio Allocation (Whole percentages only and must total 100%.)
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

Large-Cap Equity                                                      International Growth
   Alger American Growth                                 %               Fidelity VIP Overseas                                 %
                                                 --------                                                              --------
   Alger American Leveraged AllCap                       %               Janus Aspen International Growth                      %
                                                 --------                                                              --------
   American Century VP Income & Growth                   %            Small-Cap Equity
                                                 --------
   Babson Large Cap Value*                               %               Lazard Retirement Small Cap                           %
                                                 --------                                                              --------
   Dreyfus Disciplined Stock                             %               Stein Roe Small Cap Equity*                           %
                                                 --------                                                              --------
   Dreyfus Stock Index                                   %            Balanced
                                                 --------
   Fidelity VIP Contrafund                               %               Kornitzer Capital Balanced*                           %
                                                 --------                                                              --------
   Fidelity VIP Growth                                   %            High Yield Bonds
                                                 --------
   INVESCO VIF-Core Equity                               %               INVESCO VIF-High Yield                                %
                                                 --------                                                              --------
   Lord Abbett Growth & Income*                          %            Global Bond
                                                 --------
   Stein Roe Large Cap Growth*                           %               Standish Global Fixed Income*                         %
                                                 --------                                                              --------
Mid-Cap Equity                                                        Intermediate-Term Govt./Corporate Bonds
   Alger American MidCap Growth                          %               Standish Intermediate Fixed Income*                   %
                                                 --------                                                              --------
   American Century VP Value                             %            Cash Equivalents
                                                 --------
   Standish Mid-Cap Equity*                              %               Standish Money Market*                                %
                                                 --------                                                              --------
                                                                      Fixed Account
*Portfolios of the Investors Mark Series Fund                            BMA VUL Fixed Account                                 %
                                                                                                                       --------
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9.   Dollar Cost Averaging (DCA)

  NO        YES     If yes, indicate either   6 month or  12 month DCA program.

Total amount to be transferred each month:
                                          --------------------------------------

Designated Day:                  (Cannot be 29th, 30th, or 31st.  If no day is
                ---------------  indicated, transfers will be made on the 15th.)

10.  Asset Rebalancing

  NO     YES       If yes, indicate frequency:    Quarterly      Monthly

Designated Day:                  (Cannot be 29th, 30th, or 31st.  If no day is
                ---------------  indicated, transfers will be made on the 15th.)




11. Suitability

   a. Do you believe this policy is consistent with your insurance needs and financial objectives?


   b. Do you understand the amount and duration of the death benefit may vary, depending on the investment performance of the variable subaccounts?

   c. Do you understand the policy values may increase or decrease, depending on the investment performance of the variable subaccounts?

   d.  Did you receive the current prospectus for the life policy applied for?

   e. Do you understand the initial premium will be allocated to the Money Market subaccount until the expiry of the Free Look period?


12.  Telephone Transfer Authorization

     By checking this box, I hereby authorize and direct BMA to accept telephone asset transfer instructions from any person who can furnish proper identification. This authorization is subject to the terms and provisions in the policy and prospectus. I agree that BMA will not be responsible for any loss, liability, cost, or expense for acting on the telephone instructions. BMA will employ reasonable procedures to confirm that telephone instructions are genuine.



13.  Agreement.

I AGREE THAT: 1) The Application to Business Men's Assurance Company of America ("BMA") consists of this application form, the Medical History Statement (Part
2), the Underwriting Statement (Part 3), and any supplemental applications or amendments, if applicable. 2) All statements in the Application are, to the best of my (our) knowledge and belief, complete and true. The Application, shall be the basis of any insurance issued. 3) All information given in response to the questions in the Application has been correctly recorded herein. 4) Unless otherwise stated in a Conditional Coverage Receipt given the date of this application form, no liability exists until a Policy is delivered to and accepted by the Proposed Owner and the first premium is paid while the health of all persons proposed for coverage is as stated in the Application. 5) The acceptance of any Policy issued on the Application shall be an acceptance and ratification of all corrections, additions, or changes made by BMA. The changes made by BMA are shown in the space below. However, any change in the amount, class, plan of insurance, benefits, or age at issue shall be not be made unless agreed to in writing by the Owner.

BMA, its reinsurers, insurance support organizations, and their authorized representatives, may obtain medical and other information in order to evaluate my application for insurance and/or to investigate a claim for benefits.

Please check each appropriate box.

     The Proposed Owner acknowledges receipt of the current Prospectus.

     The Proposed Insured/Annuitant acknowledges receipt of the Medical Information Bureau, and Fair Credit Reporting Act notices.

     I UNDERSTAND THAT THE POLICY IS VARIABLE AND THAT ANY DEATH BENEFIT IN EXCESS OF THE SPECIFIED AMOUNT AND ANY POLICY VALUE OF THE LIFE INSURANCE POLICY APPLIED FOR, MAY INCREASE OR DECREASE TO REFLECT THE INVESTMENT EXPERIENCE OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT, AND THAT THE DEATH BENEFIT MAY BE VARIABLE OR FIXED UNDER SPECIFIED CONDITIONS. The policy value allocated to the Fixed Account will accumulate interest at a rate set by the Company which will not be less than the annual minimum guaranteed interest rate. There is no guaranteed minimum policy value in the variable subaccounts. The policy value may decrease to the point where the policy will lapse and provide no further death benefit without additional payments. The policy values may also be affected by any changes in monthly deductions, the investment performance of the selected Subaccounts and the amount of interest the Company credits to the Fixed Account depending upon my selections.

     I consent to the delivery of the following documents to me in electronic format, if available electronically: Profiles, prospectuses, prospectus supplements, annual reports, semi-annual reports and proxy statements/materials. I understand that BMA will send me the above documents in electronic format, when available, until I revoke this consent. If you do not elect an electronic delivery method, all such documents will be printed for delivery. Please check one of the following:

     Disk      E-Mail       CD-ROM

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Special Request Box




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Anti-Fraud  Statement:  Any person  who  knowingly,  and with  intent to injure, defraud, or deceive any insurance company, files a statement of claim or provides false, incomplete, or misleading information as part of the information provided to obtain coverage commits a fraudulent act, which is a crime and may be subject to criminal and civil penalties.

Application taken at:  City                 State                Date
                           -----------------     --------------     -----------
X
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Proposed Insured (Owner unless otherwise specified)

X
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Proposed Second/Covered Insured

X
 -------------------------------------------------     -------------------------
Proposed Owner (if other than Proposed Insured)         Date




14.  AGENT INFORMATION

Does the Proposed Owner have any existing life or annuity contracts?  Yes   No

Do you have knowledge or reason to believe that existing insurance or annuities
        may be replaced?    Yes    No

If yes, complete replacement form, if required, and submit with this form.

In the space below, list estimated annual income, net worth and marital status of Proposed Insured(s).



In the space below, list the purpose of this insurance and the nature of the Owner/Insured's insurable interest.



Representative/Agent's Signature: X                 Print Name:
                                   --------------              -----------------
SSN:                   E-mail:       Phone Number:         Fax Number:
      --------------        -------              ---------            ----------
Cell Phone Number:               Broker Number:       Agent Number:
                    -----------              --------              -------------
Broker-Dealer Name:
                   -------------------------------------------------------------
Address:                                       Phone Number:
          ---------------------------------                 --------------------

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This space is for the use of the Service Center.



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A1028                                                               (10/02)